UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 4, 2005 (April 1, 2005)

AIRNET SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-13025	31-1458309

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3939 International Gateway, Columbus, Ohio 43219

(Address of principal executive offices) (Zip Code)

(614) 237-9777

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On April 1, 2005, Business First of Columbus, a local Columbus, Ohio business newspaper published an article discussing AirNet Systems, Inc.’s (the “Company”) recent transport of a kidney for transplant. The article incorporated certain outdated and inaccurate financial information that was inadvertently provided to Business First by an employee of the Company. The inaccurate chart used in the Business First article is included immediately below.

Net revenues for the fiscal year ended December 31, 2004 were disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, and that disclosure is represented by the chart below.

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signature on following page.]

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SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRNET SYSTEMS, INC.
Dated: April 4, 2005	By:	/s/Gary W. Qualmann
Gary W. Qualmann
Chief Financial Officer, Treasurer and Secretary

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